                          Van Kampen American Capital

                               LIMITED MATURITY
                                GOVERNMENT FUND

                              Semi-Annual Report
                                 June 30, 1997


                            [ARTWORK APPEARS HERE]


           --- A Wealth of Knowledge . A Knowledge of Wealth(SM) ---
                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents
Letter to Shareholders...................................................      1

Performance Results......................................................      3

Portfolio Highlights.....................................................      4

Portfolio Management Review..............................................      5

Portfolio of Investments.................................................      7

Statement of Assets and Liabilities......................................      9

Statement of Operations..................................................     10

Statement of Changes in Net Assets.......................................     11

Financial Highlights.....................................................     12

Notes to Financial Statements............................................     15

LTMG SAR 8/97

                            Letter to Shareholders


[PHOTO]
Dennis J. McDonnell and Don G. Powell

July 24, 1997


Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

                                       1                   Continued on page two

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.

     Reflecting the strong economy, corporate bonds outperformed Treasuries by about three-quarters of a percentage point over the past six months. Overall, the Merrill Lynch Domestic Master Bond Index gained about 3.1 percent during the same period. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.

     The rate of bond issuance continued to be moderate as many corporations used the equity market to raise capital. The relative shortage of new debt issues contributed to a general narrowing of yield spreads between the various sectors of the fixed-income market.

Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.


Sincerely,

/s/ Don G. Powell                     /s/ Dennis J. McDonnell
Don G. Powell                         Dennis J. McDonnell
Chairman                              President
Van Kampen American Capital           Van Kampen American Capital
Asset Management, Inc.                Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

         Van Kampen American Capital Limited Maturity Government Fund

                                                 A Shares    B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/..........    2.59%       2.09%      2.19%

Six-month total return/2/.......................   (0.76%)     (0.90%)     1.19%

One-year total return/2/........................    2.21%       1.83%      3.83%

Five-year average annual total return/2/........    3.33%       3.21%        N/A

Ten-year average annual total return/2/.........    5.77%         N/A        N/A

Life-of-Fund average annual total return/2/.....    5.48%       3.37%      3.42%

Commencement Date............................... 06/16/86    11/05/91   05/10/93

Distribution Rate and Yield

Distribution Rate/3/............................    5.26%       4.64%      4.65%

SEC Yield/4/....................................    4.70%       4.00%      3.98%

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The value of debt securities will fluctuate with changes in market conditions and interest rates, and the principal value and investment return of Fund shares will vary. Securities which are issued by private issuers may involve greater risk than those issued directly by the U.S. Government, its agencies, or its instrumentalities.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

         Van Kampen American Capital Limited Maturity Government Fund


Coupon Distribution as of June 30, 1997

                           [BAR GRAPH APPEARS HERE]

Coupon Rate                Percentage of Long-Term Investments
 5-5.99                                  18.1%
 6-6.99                                  35.9%
 7-7.99                                  14.5%
 8-8.99                                   4.3%
 9-9.99                                  23.6%
10 or more                                3.6%

Portfolio Composition by Sector as a Percentage of Long-Term Investments

                           [PIE CHART APPEARS HERE]

As of June 30, 1997
Treasury Notes............       10%
CMOs......................       29%
ARMs......................        8%
Asset-Backed Securities...       13%
FNMA......................       13%
GNMA......................       12%
FHLMC.....................       15%

As of December 31, 1996

Treasury Notes............       14%
CMOs......................       22%
ARMs......................        7%
Asset-Backed Securities...       11%
FNMA......................       36%
GNMA......................        3%
FHLMC.....................        7%

Duration

                   As of June 30, 1997     As of December 31, 1996
  Duration              1.7 years                 1.8 years

                          Portfolio Management Review

         Van Kampen American Capital Limited Maturity Government Fund

We recently spoke with the management team of the Van Kampen American Capital Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q What were some of the major economic conditions affecting the Fund over the past six months?

A We entered 1997 with the fixed-income market in a defensive mode. Fueled by a fast-paced economy, interest rates were on the rise through December of 1996 and continued to climb higher during the early months of 1997. In response to strong first quarter growth, the Federal Reserve Board raised the federal funds rate in late March from 5.25 percent to 5.50 percent as a preemptive measure to slow down the surging economy.

     Subsequently, we saw the economy slow considerably, which sparked a prolonged rally in the bond market. For example, the yield on the two-year Treasury rose to 6.35 percent on the day after the Fed's announcement, and later jumped to as high as 6.54 percent. By late-June, however, yields had dropped to
6.04 percent as bond prices pushed higher.

Q  Were there any other key factors besides the economy?

A Politics had a positive influence on the fixed-income market. The government's steady progress toward a balanced budget, combined with the ongoing reduction of our federal deficit, provided a good environment for strong demand and a favorable bond market.

Q  How did you manage the Fund in light of these circumstances?

A Through the early part of the six-month period, our approach was to add yield and reduce the impact of rising interest rates to the Fund. We accomplished these goals in two ways: decreasing duration and increasing the Fund's mortgage-backed holdings.

     First, we entered the year with a duration of 1.8 years and trimmed it down to 1.3 years during the market sell-off. Duration is a measure of the Fund's sensitivity to interest rate changes. As duration declines, the Fund tends to be less sensitive to interest rate increases. When the economy cooled and rates went down later in the period, we gradually lengthened the Fund's duration.

     Second, the portfolio was overweighted in mortgage-backed securities, which tend to perform well in low-volatility markets, such as that experienced in the first six months of 1997. We began the year with a portfolio blend of about 36 percent U.S. Treasuries and 64 percent mortgages (a percent of long-term investments and includes forward commitments). As we moved forward, the Treasury portion, including forward commitments, of the Fund was cut back to just 24 percent of long-term investments, as we continued to focus on promising securities in the mortgage market. For additional Fund portfolio highlights, please refer to page four.

Q  How did the Fund perform over the past six months?

A The objective of the Fund is to seek to provide investors with a high current return and relative safety of capital. In light of these goals, the
Fund produced a total return for the six-month period ended June 30, 1997 of
2.59 percent/1/ (Class A shares at net asset value). By comparison, the Lehman Brothers Mutual Fund one- to two-year Government Index total return was 2.88 percent. Please keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of U.S. government securities. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     Also, the Fund's dividend remained consistent over the period. The Fund's Class A distribution rate was 5.26 percent/3/ as of June 30, 1997, based on a monthly dividend of $.0550 per share and a maximum public offering price of $12.54 per share. Please refer to the chart on page three for additional Fund performance results.

Q  What is your outlook for the Fund over the next six months?

A We are optimistic about the near term. Economic growth, which was weak during the second quarter, is expected to remain moderate as we move into the third quarter. Looking further ahead, though, we believe the economy may once again pick up speed later in the year. Employment levels remain high and wage gains are on the upswing, which may provide the impetus for renewed economic strength and further intervention by the Fed.

     The performance of international economies, especially Japan and western Europe, will also bear watching. Japan, for example, has been experiencing deflation and a fairly severe recession, while western Europe has been battling to manage economic growth under the constraints imposed by the upcoming European Monetary Union in 1999. If these economies heat up, we may see faster growth rates around the world, which could jeopardize the modest inflation we've been enjoying here in the United States.

     With these considerations in mind, we will continue to ride the current bond rally by further increasing the Fund's duration. At the same time, we will closely monitor the economy for signs of renewed strength. If these indicators appear, we'll move quickly to lower the Fund's duration.




/s/ Peter W. Hegel                        /s/ Ted V. Mundy
Peter W. Hegel                            Ted V. Mundy
Chief Investment Officer                  Portfolio Manager
Fixed Income Investments



                                       6      Please see footnotes on page three

                                Portfolio of Investments

                                June 30, 1997 (Unaudited)
=========================================================================================
Par
Amount
(000)   Description                               Coupon      Maturity       Market Value
-----------------------------------------------------------------------------------------

        Adjustable Rate Mortgage-Backed
          Securities 7.0%
$   186 Federal Home Loan Mortgage Corp. Pool...  8.929%      02/01/18        $   186,055

  1,316 Federal National Mortgage
        Association Pool........................  7.433       03/01/19          1,361,252

  2,636 Federal National Mortgage
        Association Pool........................  7.478       09/01/19          2,726,331
                                                                              -----------
          Total Adjustable Rate Mortgage-Backed Securities.................     4,273,638
                                                                              -----------
        Asset-Backed Securities 11.4%
  4,000 Deutsche Floorplan Master Trust (a).....  5.888       02/15/01          4,007,520

  3,000 First USA Credit Card Master Trust......  5.858       04/15/03          3,003,750
                                                                              -----------
          Total Asset-Backed Securities....................................     7,011,270
                                                                              -----------
        Collateralized Mortgage
          Obligations 25.9%
  3,087 Federal Home Loan Mortgage Corp.
        (Floater)...............................  6.150       04/15/99          3,097,860

  2,688 Federal Home Loan Mortgage Corp.
        (Floater)...............................  6.250       04/15/20          2,692,871

     84 Federal Home Loan Mortgage Corp.
        (Floater)...............................  6.550       02/15/16             83,510

  6,237 Federal National Mortgage Association
        (Floater) (a)...........................  6.419  06/25/18 to 02/25/21   6,271,256

      2 Federal National Mortgage Association...  6.750       08/25/20              2,280

  3,158 Saxon Mortgage Securities Corp..........  5.680       11/25/23          2,965,489

    713 Sears Mortgage Securities (Floater).....  6.670       05/25/21            714,980
                                                                              -----------
          Total Collateralized Mortgage Obligations........................    15,828,246
                                                                              -----------
        U.S. Government Agency
          Obligations 36.6%
  5,000 Federal Home Loan Mortgage Corp. (PAC)..  6.250       07/15/18          4,926,550

  1,743 Federal Home Loan Mortgage Corp.
        30 Year.................................  9.250       12/01/15          1,825,346

  1,484 Federal Home Loan Mortgage Corp.
        30 Year Pool............................  9.500       12/01/01          1,537,005

  3,921 Federal National Mortgage Association
        15 Year Pool............................  7.000       10/01/09          3,920,704

                                       7       See Notes to Financial Statements

                         Portfolio of Investments (Continued)

                               June 30, 1997 (Unaudited)
==========================================================================================
Par
Amount
(000)   Description                          Coupon        Maturity           Market Value
------------------------------------------------------------------------------------------
        U.S. Government Agency
          Obligations (Continued)
$1,909  Federal National Mortgage
        Association 30 Year Pool...........   8.500%  05/01/21 to 04/01/25     $ 1,980,076

   472  Federal National Mortgage
        Association 30 Year Pool...........   9.500   07/01/11 to 08/01/21         506,371

   714  Federal National Mortgage
        Association 30 Year Pool...........  10.000         05/01/21               778,135

   166  Government National Mortgage
        Association 30 Year Pool...........   8.500   06/15/16 to 01/15/17         173,127

 4,944  Government National Mortgage
        Association 30 Year Pool...........   9.000   11/15/26 to 02/15/27       5,227,163

   263  Government National Mortgage
        Association 30 Year Pool...........   9.500   03/15/16 to 01/15/19         283,334

   577  Government National Mortgage
        Association 30 Year Pool...........  10.000   03/15/16 to 04/15/19         631,816

   301  Government National Mortgage
        Association 30 Year Pool...........  10.500   05/15/13 to 02/15/18         331,497

   233  Government National Mortgage
        Association 30 Year Pool...........  11.000         11/15/18               258,527
                                                                               -----------
          Total U.S. Government Agency Obligations...........................   22,379,651
                                                                               -----------

        U.S. Government Obligations 9.2%
 2,000  United States Treasury Notes.......   6.000         08/15/99             1,995,320

 3,500  United States Treasury Notes (a)...   9.250         08/15/98             3,623,585
                                                                               -----------
          Total U.S. Government Obligations..................................    5,618,905
                                                                               -----------

Total Long-Term Investments 90.1%
     (Cost $55,019,988)......................................................   55,111,710

Repurchase Agreement 6.4%
Lehman Brothers ($3,960,000 par, collateralized by
U.S. Government obligations in a pooled cash account,
dated 06/30/97, to be sold on 07/01/97 at $3,960,655)........................    3,960,000
                                                                               -----------

Total Investments 96.5%
     (Cost $58,979,988)......................................................   59,071,710

Other Assets in Excess of Liabilities 3.5%...................................    2,121,489
                                                                               -----------
Net Assets 100.0%............................................................  $61,193,199
                                                                               ===========

(a) Assets segregated as collateral for open forward commitments and open futures transactions.

                                       8       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
===============================================================================
Assets:
Total Investments (Cost $58,979,988)............................  $  59,071,710
Cash............................................................          3,618
Receivables:
  Fund Shares Sold..............................................      2,138,716
  Interest......................................................        427,022
  Variation Margin on Futures...................................          3,405
Forward Commitments.............................................         40,387
Other...........................................................         39,703
                                                                  -------------
     Total Assets...............................................     61,724,561
                                                                  -------------
Liabilities:
Payables:
  Fund Shares Repurchased.......................................        238,645
  Income Distributions..........................................        101,771
  Distributor and Affiliates....................................         50,208
  Investment Advisory Fee.......................................         24,331
Deferred Compensation and Retirement Plans......................         73,610
Accrued Expenses................................................         42,797
                                                                  -------------
     Total Liabilities..........................................        531,362
                                                                  -------------
Net Assets......................................................  $  61,193,199
                                                                  =============
Net Assets Consist of:
Capital.........................................................  $  70,556,220
Net Unrealized Appreciation.....................................        134,952
Accumulated Undistributed Net Investment Income.................          7,609
Accumulated Net Realized Loss...................................     (9,505,582)
                                                                  -------------
Net Assets......................................................  $  61,193,199
                                                                  =============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $38,510,469 and 3,176,078
     shares of beneficial interest issued and outstanding)......  $       12.13

     Maximum sales charge (3.25%* of offering price)............            .41
                                                                  -------------
     Maximum offering price to public...........................  $       12.54
                                                                  =============
  Class B Shares:

     Net asset value and offering price per share (Based
     on net assets of $18,629,605 and 1,533,088 shares of
     beneficial interest issued and outstanding)................  $       12.15
                                                                  =============
  Class C Shares:

     Net asset value and offering price per share (Based
     on net assets of $4,053,125 and 333,891 shares of
     beneficial interest issued and outstanding)................  $       12.14
                                                                  =============

*On sales of $25,000 or more, the sales charge will be reduced.

                                    9         See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================
Investment Income:
Interest........................................................    $ 2,037,102
Fee Income......................................................         58,594
                                                                    -----------
    Total Income................................................      2,095,696
                                                                    -----------
Expenses:
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $38,709, $99,800 and
  $20,330, respectively)........................................        158,839
Investment Advisory Fee.........................................        146,859
Shareholder Services............................................         54,602
Registration and Filing Fees....................................         35,917
Shareholder Reports.............................................         31,608
Accounting......................................................         15,412
Custody.........................................................         11,928
Trustees Fees and Expenses......................................          5,454
Legal...........................................................          4,494
Other...........................................................         26,390
                                                                    -----------
    Total Expenses..............................................        491,503
                                                                    -----------
Net Investment Income...........................................    $ 1,604,193
                                                                    ===========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
    Investments.................................................    $   (41,029)
    Futures.....................................................         41,391
    Forwards....................................................        (96,167)
                                                                    -----------
Net Realized Loss...............................................        (95,805)
                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................        269,239
                                                                    -----------
  End of the Period:
    Investments.................................................         91,722
    Futures.....................................................          2,843
    Forward Commitments.........................................         40,387
                                                                    -----------
                                                                        134,952
                                                                    -----------
Net Unrealized Depreciation During the Period...................       (134,287)
                                                                    -----------
Net Realized and Unrealized Loss................................    $  (230,092)
                                                                    ===========
Net Increase in Net Assets From Operations......................    $ 1,374,101
                                                                    ===========

                                      10       See Notes to Financial Statements

                            Statement of Changes in Net Assets

                          For the Six Months Ended June 30, 1997
                     and the Year Ended December 31, 1996 (Unaudited)
===========================================================================================
                                                  Six Months Ended               Year Ended
                                                     June 30, 1997        December 31, 1996
-------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...........................  $      1,604,193        $       3,456,385
Net Realized Loss...............................           (95,805)                (446,862)
Net Unrealized Depreciation During the Period...          (134,287)              (1,044,370)
                                                  ----------------        -----------------
Change in Net Assets from Operations............         1,374,101                1,965,153
                                                  ----------------        -----------------
Distributions from Net Investment Income:
  Class A Shares................................          (948,568)              (2,116,087)
  Class B Shares................................          (468,768)              (1,217,044)
  Class C Shares................................           (95,549)                (233,369)
                                                  ----------------        -----------------
Total Distributions.............................        (1,512,885)              (3,566,500)
                                                  ----------------        -----------------
Net Change in Net Assets from
  Investment Activities.........................          (138,784)              (1,601,347)
                                                  ----------------        -----------------
From Capital Transactions:
Proceeds from Shares Sold.......................        22,916,556               25,986,720
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................           973,947                2,395,460
Cost of Shares Repurchased......................       (29,960,159)             (41,319,105)
                                                  ----------------        -----------------
Net Change in Net Assets from
  Capital Transactions..........................        (6,069,656)             (12,936,925)
                                                  ----------------        -----------------
Total Decrease in Net Assets....................        (6,208,440)             (14,538,272)
Net Assets:
Beginning of the Period.........................        67,401,639               81,939,911
                                                  ----------------        -----------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,609 and $(47,240), respectively)...........  $     61,193,199        $      67,401,639
                                                  ================        =================

                                      11       See Notes to Financial Statements

                             Financial Highlights

   The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==========================================================================================================
                                                                            Year Ended December 31,
                                              Six Months Ended       -------------------------------------
Class A Shares                                   June 30, 1997       1996       1995       1994       1993
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........    $12.151    $ 12.41    $ 11.90    $ 12.42    $ 12.63
                                                       -------    -------    -------    -------    -------
  Net Investment Income............................       .339       .627        .67        .50        .54
  Net Realized and Unrealized Gain/Loss............      (.035)     (.226)     .4888     (.4817)    (.1485)
                                                       -------    -------    -------    -------    -------
Total from Investment Operations...................       .304       .401     1.1588      .0183      .3915
Less Distributions from Net Investment Income......       .330       .660      .6488      .5383      .6015
                                                       -------    -------    -------    -------    -------
Net Asset Value, End of the Period.................    $12.125    $12.151    $ 12.41    $ 11.90    $ 12.42
                                                       =======    =======    =======    =======    =======
Total Return* (a)..................................      2.59%**    3.34%      9.96%       .16%      3.15%(b)
Net Assets at End of the Period (In millions)......    $  38.5    $  40.2    $  45.4    $  41.2    $  64.3
Ratio of Expenses to Average Net Assets*...........      1.35%      1.45%      1.45%      1.15%      1.03%
Ratio of Net Investment Income to Average
  Net Assets*......................................      5.78%      5.23%      5.47%      4.75%      5.49%
Portfolio Turnover.................................        57%**     260%       187%       161%       102%

*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............        N/A      1.47%      1.50%      1.31%      1.15%
Ratio of Net Investment Income to Average
  Net Assets.......................................        N/A      5.21%      5.42%      4.58%      5.37%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

N/A = Not Applicable


                                      12       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==========================================================================================================
                                                                            Year Ended December 31,
                                              Six Months Ended       -------------------------------------
Class B Shares                                June 30, 1997(a)    1996(a)    1995(a)    1994          1993
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........    $12.174    $ 12.43    $ 11.91    $ 12.43    $ 12.64
                                                       -------    -------    -------    -------    -------
  Net Investment Income............................       .303       .550        .57        .42        .48
  Net Realized and Unrealized Gain/Loss............      (.043)     (.242)     .5028     (.4977)    (.1845)
                                                       -------    -------    -------    -------    -------
Total from Investment Operations...................       .260       .308     1.0728     (.0777)     .2955
Less Distributions from Net Investment Income......       .282       .564      .5528      .4423      .5055
                                                       -------    -------    -------    -------    -------
Net Asset Value, End of the Period.................    $12.152    $12.174    $ 12.43    $ 11.91    $ 12.43
                                                       =======    =======    =======    =======    =======
Total Return* (b)..................................      2.09%**    2.69%      9.09%      (.62%)     2.37%(c)
Net Assets at End of the Period (In millions)......    $  18.6    $  22.5    $  30.3    $  18.4    $  26.9
Ratio of Expenses to Average Net Assets*...........      2.14%      2.19%      2.24%      1.91%      1.79%
Ratio of Net Investment Income to Average
  Net Assets*......................................      5.03%      4.50%      4.63%      3.99%      4.70%
Portfolio Turnover.................................        57%**     260%       187%       161%       102%

*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............        N/A      2.22%      2.29%      2.08%      1.91%
Ratio of Net Investment Income to Average
  Net Assets.......................................        N/A      4.47%      4.59%      3.82%      4.58%

**  Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

N/A = Not Applicable


                                      13       See Notes to Financial Statements

                                        Financial Highlights (Continued)

                 The following schedule presents financial highlights for one share of the
                       Fund outstanding throughout the periods indicated. (Unaudited)
==========================================================================================================

                                                                                              May 10, 1993
                                                                                             (Commencement
                                        Six Months Ended   Year Ended December 31,     of Distribution) to
                                                           -----------------------
Class C Shares                             June 30, 1997    1996  1995(a)     1994   December 31, 1993 (a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......  $ 12.162  $  12.42 $ 11.90 $ 12.41                 $ 12.60
                                                --------  -------- ------- -------                 -------
  Net Investment Income.......................      .302      .554     .57     .45                     .32
  Net Realized and Unrealized Gain/Loss.......     (.043)    (.248)  .5028  (.5177)                 (.1914)
                                                --------  -------- ------- -------                 -------
Total from Investment Operations..............      .259      .306  1.0728  (.0677)                  .1286
Less Distributions from Net
  Investment Income...........................      .282      .564   .5528   .4423                   .3186
                                                --------  -------- ------- -------                 -------
Net Asset Value, End of the Period............  $ 12.139  $ 12.162 $ 12.42 $ 11.90                 $ 12.41
                                                ========  ======== ======= =======                 =======
Total Return* (b).............................     2.19%**   2.62%   9.10%   (.55%)                  1.03%**(c)
Net Assets at End of the Period
  (In millions)...............................  $    4.1   $   4.7 $   6.2 $   5.8                 $   7.1
Ratio of Expenses to Average
  Net Assets*.................................     2.14%     2.20%   2.23%   1.90%                   1.47%
Ratio of Net Investment Income to
  Average Net Assets*.........................     5.03%     4.48%   4.71%   3.98%                   3.79%
Portfolio Turnover............................       57%**    260%    187%    161%                    102%

*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets..................................       N/A     2.22%   2.27%   2.07%                   1.64%

Ratio of Net Investment Income to
  Average Net Assets..........................       N/A     4.45%   4.67%   3.81%                   3.62%

**Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

N/A = Not Applicable

                                       14                                See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by primarily investing in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

     The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commit-

                           June 30, 1997 (Unaudited)
================================================================================

ment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase and is included in the portfolio of investments. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income at the end of the extension period. In addition, the Fund may occasionally close such forward commitments prior to delivery.

C. Investment Income--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $9,318,844 which will expire between December 31, 1997 and December 31, 2004. Of this amount, $388,613 will expire at December 31, 1997. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of the recognition of losses on futures contracts.

     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $58,984,330; the aggregate gross unrealized appreciation is $349,548 and the aggregate gross unrealized depreciation is $218,938, resulting in unrealized appreciation including open future and forward transactions of $130,610.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent dif-

                           June 30, 1997 (Unaudited)
===============================================================================
ferences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent book and tax differences relating to the recognition of losses on paydowns of mortgage pool obligations totaling $36,459 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

                                                                          % Per
Average Daily Net Assets                                                  Annum
-------------------------------------------------------------------------------
First $1 billion...................................................   .500 of 1%
Next $1 billion....................................................   .475 of 1%
Next $1 billion....................................................   .450 of 1%
Next $1 billion....................................................   .400 of 1%
Over $4 billion....................................................   .350 of 1%

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $4,500 representing legal services provided by Skadden, Arps, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $15,400 representing Van Kampen American Capital Distributors, Inc. or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $37,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     At June 30, 1997, VKAC owned 27,870 Class A shares of the Fund.

                           June 30, 1997 (Unaudited)
================================================================================

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1997, capital aggregated $49,261,039, $17,611,571 and
$3,683,610 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                      Shares              Value
-------------------------------------------------------------------------------
Sales:
  Class A......................................    1,571,139      $  19,021,045
  Class B......................................      129,085          1,562,520
  Class C......................................      192,764          2,332,991
                                                 -----------      -------------
Total Sales....................................    1,892,988      $  22,916,556
                                                 ===========      =============
Dividend Reinvestment:
  Class A......................................       51,831      $     627,083
  Class B......................................       22,317            270,578
  Class C......................................        6,298             76,286
                                                 -----------      -------------
Total Dividend Reinvestment....................       80,446      $     973,947
                                                 ===========      =============
Repurchases:
  Class A......................................   (1,757,175)     $ (21,282,874)
  Class B......................................     (466,761)        (5,655,474)
  Class C......................................     (249,446)        (3,021,811)
                                                 -----------      -------------
Total Repurchases..............................   (2,473,382)     $ (29,960,159)
                                                 ===========      =============

                           June 30, 1997 (Unaudited)
================================================================================

     At December 31, 1996, capital aggregated $50,895,785, $21,433,947 and
$4,296,144 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                      Shares              Value
-------------------------------------------------------------------------------
Sales:
  Class A......................................    1,745,532      $  21,268,631
  Class B......................................      218,677          2,675,608
  Class C......................................      159,792          2,042,481
                                                 -----------      -------------
Total Sales....................................    2,124,001      $  25,986,720
                                                 ===========      =============
Dividend Reinvestment:
  Class A......................................      123,622      $   1,507,203
  Class B......................................       58,725            717,146
  Class C......................................       14,026            171,111
                                                 -----------      -------------
Total Dividend Reinvestment....................      196,373      $   2,395,460
                                                 ===========      =============
Repurchases:
  Class A......................................   (2,219,061)     $ (27,103,938)
  Class B......................................     (866,149)       (10,582,683)
  Class C......................................     (289,066)        (3,632,484)
                                                 -----------      -------------
Total Repurchases..............................   (3,374,276)     $ (41,319,105)
                                                 ===========      =============

                           June 30, 1997 (Unaudited)
================================================================================

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                           Contingent Deferred
                                                              Sales Charge
                                                           -------------------
Year of Redemption                                         Class B     Class C
------------------------------------------------------------------------------
First....................................................    3.00%       1.00%
Second...................................................    2.50%        None
Third....................................................    2.00%        None
Fourth...................................................    1.00%        None
Fifth and Thereafter......................................    None        None

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,800 and CDSC on redeemed shares of approximately $15,700. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were $33,648,511 and $57,943,021, respectively.

5.   Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract. In these situations, the recognition of gain or loss is postponed until the disposal of this underlying security.

                           June 30, 1997 (Unaudited)
================================================================================

     During the six months ended June 30, 1997, the Fund entered into futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                      Contracts
--------------------------------------------------------------------------------
Outstanding at December 31, 1996...................................           8
Futures Opened.....................................................         433
Futures Closed.....................................................        (431)
                                                                          -----
Outstanding at June 30, 1997.......................................          10
                                                                          =====

     The futures contracts outstanding as of June 30, 1997, and the description and unrealized appreciation are as follows:

                                                                      Unrealized
                                                    Contracts       Appreciation
--------------------------------------------------------------------------------
Short Contracts--5 Year U.S. Treasury Note Futures
  Sept 1997 (Current notional
  value $105,891 per contract).....................        10             $2,843
                                                           ==             ======

6.   Mortgage Backed Securities

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

     A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

                           June 30, 1997 (Unaudited)
================================================================================

7. Forward Commitments

The Fund trades certain securities under the terms of forward commitments, as described in Note 1B. The following forward commitments, for which settlement is not intended, were outstanding as of June 30, 1997. The change in value of this item is reflected as a component of unrealized appreciation/depreciation on forward commitments.

Par                                                                            Unrealized
Amount                                                           Current    Appreciation/
(000)    Description                            Expiration         Value     Depreciation
-----------------------------------------------------------------------------------------
Long Contracts:
$ 5,000  FNMA Aug 7-year Balloon Forward,
         6.500% coupon, 12/31/23 maturity...    08/21/97      $4,934,400         $ (7,007)

  5,000  FNMA Aug 7-year Balloon Forward,
         6.000% coupon, 12/31/23 maturity...    08/21/97       4,851,300           47,394
                                                                                 --------
                                                                                 $ 40,387
                                                                                 ========

8. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $99,900.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 2,710,372 shares voted for the proposal, 72,991 shares voted against and 116,387 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 2,857,511 shares voted in his favor and 42,239 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 2,857,507 shares voted in his favor and 42,243 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 2,856,732 shares voted in her favor and 43,018 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 2,857,507 shares voted in his favor and 42,243 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 2,857,511 shares voted in his favor and 42,239 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 2,856,628 shares voted in his favor and 43,122 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 2,857,511 shares voted in his favor and 42,239 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund 2,856,585 shares voted in his favor and 43,165 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 2,857,511 shares voted in his favor and 42,239 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 2,763,115 shares voted for the proposal, 21,394 shares voted against and 115,240 shares abstained.

         Van Kampen American Capital Limited Maturity Government Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
        President
Ronald A. Nyberg*
        Vice President and Secretary
Edward C. Wood, III*
        Vice President and Chief Financial Officer
Curtis W. Morell*
        Vice President and Chief Accounting Officer
John L. Sullivan*
        Treasurer
Tanya M. Loden*
        Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
        Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

/C/  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



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